SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 18, 2005

                               GFSB Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



          Delaware                        0-25854               04-2095007
----------------------------         ----------------          -------------
(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation)                         Number)            Identification No.)



221 West Aztec Avenue, Gallup, New Mexico                          87301
-----------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:      (505) 726-6500
                                                         --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------

Item 8.01  Other Events
---------  ------------

On May 18, 2005, the stockholders of GFSB Bancorp, Inc. approved the Agreement and Plan of Merger with First Federal Banc of the Southwest, Inc. For further information please refer to the Press Release attached as Exhibit 99 to this Report.

Item 9.01  Financial Statements, Pro Forma Financial Information
---------  -----------------------------------------------------
           and Exhibits
           ------------

(c) Exhibits


     Exhibit
     Number                Description
     ------                -----------

       99       Press Release dated May 18, 2005

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GFSB Bancorp, Inc.


Date: May 18, 2005

                                     By: /s/Jerry R. Spurlin
                                         ---------------------------------------
                                         Jerry R. Spurlin
                                         Chief Financial Officer
                                         (Duly Authorized Representative)